Exhibit 99.1

Release, Satisfaction, and Waiver Agreement

THIS RELEASE, SATISFACTION, AND WAIVER AGREEMENT (the “Agreement”) is made and entered into as of August 31, 2009 (the “Effective Date”), between White River Capital, Inc., an Indiana corporation (“WRC”), and Mark R. Ruh (the “Executive”).

RECITALS

WHEREAS, Executive and WRC are parties to that certain Amended and Restated Employment Agreement dated April 28, 2009 (the “Employment Agreement”), pursuant to which the Executive is employed by WRC as its President, Chief Operating Officer, and Secretary, and Executive also serves as a member of the Board of Directors of WRC (the “Board”); and

WHEREAS, WRC and the Executive desire to terminate the Employment Agreement and Executive’s employment with WRC by mutual agreement pursuant to Section 12(c)(3) of the Employment Agreement and in accordance with the terms and conditions of this Agreement, and Executive desires to resign from the Board; and

WHEREAS, WRC and the Executive have entered into that certain Consulting Agreement (the “Consulting Agreement”) to be effective September 1, 2009, pursuant to which WRC has agreed to engage Executive, and Executive has agreed to render services to WRC, as a consultant for a specified period of time as set forth in the Consulting Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Except for those provisions of the Employment Agreement which by their terms survive the termination thereof, including Sections 13 (Confidentiality) and 14 (No-Hire) thereof, the Company and Executive hereby agree that the Employment Agreement and Executive’s employment with WRC shall terminate, and that Executive shall resign his position on the Board of WRC, effective as of the close of business on the Effective Date.  Notwithstanding any contrary provision of the Employment Agreement, the Company and Executive hereby expressly waive (a) the provisions set forth in Section 2(f) of the Employment Agreement requiring the delivery of a written Notice of Termination (as defined therein), and (b) the provisions set forth in Section 2(c) of the Employment Agreement requiring that the Date of Termination (as defined therein) of Executive’s employment be at least 30 days after the date of the Notice of Termination (as defined therein).

2.           In consideration of the promises contained in this Agreement (including the waivers set forth in Section 1 above and the waiver of claims in Sections 3 and 4 herein), WRC shall provide the following consideration to Executive:

(a)           the lump sum of Three Hundred Eighty Thousand and No/100 Dollars ($380,000), less any applicable withholding taxes or other required deductions,

Release, Satisfaction, and Waiver Agreement

representing the amount that is due to Executive under Section 12(c)(i) of the Employment Agreement and payable in full, final, and complete satisfaction thereof, to be paid within five (5) business days of the Effective Date;

(b)           the lump sum of One Hundred Twenty Six Thousand Six Hundred Sixty Six and 67/100 Dollars ($126,666.67), less any applicable withholding taxes or other required deductions, representing the pro-rated portion of the annual performance bonus for 2009 to which Executive is entitled under Sections 12(c)(ii) and 7(b) of the Employment Agreement and payable in full, final, and complete satisfaction thereof, to be paid within five (5) business days of the Effective Date;

(c)           WRC agrees to engage Executive as a consultant pursuant to the terms of the Consulting Agreement; and

(d)           WRC waives its right to advance notice under Section 2(f) of the Employment Agreement.

Each of the amounts set forth in Sections 2(a) and (b) above are referred to herein as a “Payment.”  The parties agree that the Payments represent full, final, and complete satisfaction of all WRC’s obligations under the Employment Agreement.  The parties further agree that the consideration provided in Sections 2(c) and (d) above reflect consideration provided to Executive over and above anything of value to which Executive is already entitled.

3.           In consideration of the agreements and promises made in this Agreement, and to the fullest extent permitted by applicable law, Executive hereby irrevocably and unconditionally releases and forever discharges WRC and each of its officers, directors, shareholders, agents, representatives, affiliates, attorneys, successors, and assigns (the “Releasees”) from any and all obligations, liabilities, and claims of any nature or character (whether accrued or unaccrued, absolute, contingent, or otherwise, whether due or to become due, and whether known or unknown) which Executive had, has, or may have against any of the Releasees in connection with, relating to, or arising out of the Employment Agreement, Executive’s employment with WRC, or Executive’s service on the Board, to date, including, without limitation, any and all claims, demands, liabilities, or causes of action arising under any and all federal, state, or local laws, including, but not limited to, laws governing employment discrimination and civil rights.  Notwithstanding the foregoing, Executive is not releasing, and nothing in this Section 3 shall operate as a waiver of, any rights of Executive to receive, and WRC’s obligation to pay, the Payment set forth in Sections 2(a) and (b) of this Agreement, WRC’s obligations under the Consulting Agreement, any rights of Executive which are not releasable under applicable law, or any rights of Executive which are not releasable under applicable law without providing Executive with a right of revocation, including, without limitation, the federal Age Discrimination in Employment Act as modified by the Older Workers Benefit Protection Act.

4.           Section 1542 of the California Civil Code provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR

Release, Satisfaction, and Waiver Agreement

HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Executive, being aware and familiar with the provision, intends that this Agreement shall release and extinguish each and every claim, demand, and cause of action specified in this Agreement, including claims, demands, and causes of action Executive does not know or suspect to exist in Executive’s favor (if any) at the time he signs this Agreement; and in furtherance of this intention, Executive hereby expressly waives any and all rights and benefits conferred by the provisions of Section 1542 as well as by any other statutes or common law principles of similar effect.

5.           Executive acknowledges and agrees that he is entering into this Agreement knowingly and voluntarily, without coercion or duress of any nature whatsoever, and further acknowledges that he has been advised to seek advice from and consult with an attorney before executing this Agreement, and that Executive has availed himself of all opportunities he has deemed necessary to make a knowing, voluntary, and fully informed decision regarding this Agreement.

6.           This Agreement represents the entire agreement between the parties and supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter of this Agreement.

7.           If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, then the other provisions of this Agreement shall remain in full force and effect.  This Agreement may not be amended or modified except in a writing signed by all the parties hereto.  This Agreement shall be governed by and construed under the laws of the State of California without regard to principles of conflicts of law.  This Agreement may be signed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

[Signature Page Follows]

Release, Satisfaction, and Waiver Agreement

IN WITNESS WHEREOF, this Release, Satisfaction, and Waiver Agreement has been executed to be effective as of the date first above written.

White River Capital, Inc.

By:	/s/ John M. Eggemeyer, III
Name: John M. Eggemeyer, III
Title: Chief Executive Officer

“EXECUTIVE”

/s/ Mark R. Ruh
Mark R. Ruh

Release, Satisfaction, and Waiver Agreement

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